UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22,  2019

PC CONNECTION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0‑23827	02‑0513618
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

730 Milford Road Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  603‑683‑2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNXN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2019, PC Connection, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan, as amended (the “2007 Plan”), which increased the number of shares of common stock that may be issued under the 2007 Plan from 1,700,000 to 1,900,000 shares, representing an increase of 200,000 shares. The amendment to the 2007 Plan had previously been adopted by the Company’s Board of Directors (the “Board”).

In addition, the Company’s stockholders also approved an amendment to the Company’s Amended and Restated 1997 Employee Stock Purchase Plan, as amended (the “1997 Plan”), which increased the number of shares of common stock that may be issued under the 1997 Plan from 1,162,500 to 1,202,500 shares, representing an increase of 40,000 shares. The amendment to the 1997 Plan had previously been adopted by the Board.

Summaries of the 2007 Plan and the 1997 Plan, including a discussion of awards to our executive officers under the 2007 Plan, were provided in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 9, 2019 under the headings “Proposal Four – Approval of Amendment to the Amended and Restated 2007 Stock Incentive Plan” and “Proposal Five – Approval of Amendment to the Amended and Restated 1997 Employee Stock Purchase Plan, as amended” and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description and vote count of all items voted on at the Annual Meeting:

(1)	The election of five directors to serve until the 2020 Annual Meeting of Stockholders;
(2)	The approval, in an advisory vote, of the compensation the Company’s named executive officers;
(3)	An advisory vote on the frequency of future executive compensation advisory votes;
(4)

The approval of an amendment to the 2007 Plan to increase the number of shares of common stock that may be issued thereunder from 1,700,000 to 1,900,000 shares, representing an increase of 200,000 shares;

(5)

The approval of an amendment to the 1997 Plan to increase the number of shares of common stock that may be issued thereunder from 1,162,500 to 1,202,500 shares, representing an increase of 40,000 shares; and

(6)	The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The proposals were approved by the following votes:

Proposal #1:	For	Withheld	Broker Non-Vote
Election of Patricia Gallup	19,766,578	4,867,588	1,100,959
Election of David Hall	19,816,241	4,817,925	1,100,959
Election of David Beffa-Negrini	24,352,245	281,921	1,100,959
Election of Barbara Duckett	24,433,280	200,886	1,100,959
Election of Jack Ferguson	24,256,252	377,914	1,100,959

Proposal #2:	For	Abstain	Against	Broker Non-Vote
To approve, in an advisory vote, the compensation of the Company’s named executive officers	24,066,883	118,245	449,038	1,100,959

Proposal #3:	Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
To hold an advisory vote on the frequency of future executive compensation advisory votes	6,373,339	10,636	18,136,371	113,820	1,100,959

Proposal #4:	For	Abstain	Against	Broker Non-Vote
To approve an amendment to the 2007 Plan to increase the number of shares of common stock that may be issued thereunder from 1,700,000 to 1,900,000 shares, representing an increase of 200,000 shares	24,175,440	9,574	449,152	1,100,959

Proposal #5:	For	Abstain	Against	Broker Non-Vote
To approve an amendment to the 1997 Plan to increase the number of shares of common stock that may be issued thereunder from 1,162,500 to 1,202,500 shares, representing an increase of 40,000 shares	24,608,706	9,561	15,899	1,100,959

Proposal #6:	For	Abstain	Against	Broker Non-Vote
To ratify the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019	25,555,269	5,971	173,885	-

Based on the voting results set forth above, the Board has decided to hold an advisory vote on named executive officer compensation every three years.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	99.1 (1)	Amended and Restated 2007 Stock Incentive Plan, as amended
	99.2 (2)	Amended and Restated 1997 Employee Stock Purchase Plan, as amended

(1)	Previously filed with the Securities and Exchange Commission as Appendix A to the Registrant’s proxy statement pursuant to Section 14(a), filed on April 9, 2019.
(2)	Previously filed with the Securities and Exchange Commission as Appendix B to the Registrant’s proxy statement pursuant to Section 14(a), filed on April 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC Connection, Inc.
Date: May 24, 2019	By:	/s/ THOMAS C. BAKER
Thomas C. Baker Senior Vice President, Chief Financial Officer & Treasurer